UBS

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BIOLASE®

BIOLASE Technology, Inc. Federico Pignatelli, Chairman, CEO & President UBS 13 Annual Global Life Sciences Conference September 19-21, 2011, New York City NASDAQ: BLTI www.biolase.com th Exhibit 99.1

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Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,”  “believes,”  “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

Market Data

As of September 15, 2011:
Share price……………….....………………………...…………......................................................................
Shares issued and outstanding……………………………………………..…..….….....….……………
Public float (shares held by others than the CEO and Board).…………………..…......….………..…
Average daily volume (three month average)…………………………………..….……………….……......
Market capitalization……………………………………………………………...........………………..
Percentage of shares held by institutional holders (at June 30, 2011)..……..............………
Short position………………………………………………………………………….……………………….
Dividend yield…………………………………………………………………….…………..…….….
$3.53
30,300,000
29,000,000
590,000
$106,900,000
approximately 57%
6,952,000
4% Annual Stock
BIOLASE is currently covered by analysts from Needham & Company LLC, WJB Capital Group, and Rodman & Renshaw
LLC and is part of both the Russell Global and Russell 2000 Indexes.

Financial Highlights

Turnaround:
For the nine month period ended June 30, 2011, BIOLASE generated non-GAAP net income of approximately $885,000, as compared to a non-GAAP net loss of approximately $9.3 million for the nine month period ended June 30, 2010.
Insider Purchases:
During 2011, officers and directors have purchased approximately 109,700 shares of stock in the open market for approximately $440,000.  In addition, officers and directors have converted approximately 523,000 options into shares of common stock.
Employee Stakeholders:
BIOLASE’s entire executive team holds options to purchase common stock.
As of June 30, 2011, approximately 82 employees held 3,000,000 options.
CEO Stakeholder:
BIOLASE’s Chairman, President, and CEO, Federico Pignatelli, has an annual salary of one dollar.  Mr. Pignatelli owns approximately 1.7 million shares of stock and 200,000 options to purchase common stock.  The only way that Mr. Pignatelli will make money in 2011 is as a shareholder.

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BIOLASE is About Revolutionizing Surgery in
Dentistry and Medicine

New management is transforming BIOLASE from a one product, one segment company of the past to a multi-product and multi-segment platform company that will be better diversified in 2012 and beyond and better positioned for substantial growth compared to the “old” BIOLASE. In 2011, BIOLASE has better positioned itself product-wise due to the release of its revolutionary all-tissue WaterLase iPlus, the growing interest in the iLase, a battery operated handheld diode laser, and the introduction of a full line of digital imaging devices. BIOLASE is also working diligently to leverage its revolutionary IP in new market segments, including ophthalmology, orthopedics, dermatology, podiatry, and pain management.  We have a lower cost structure and a growing direct sales force which will allow us to leverage our earnings compared to BIOLASE of the past.
BIOLASE is NOT just another medical equipment company!

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How has BIOLASE Revolutionized Surgery?
Years of engineering and research at BIOLASE led to the discovery that the Er,Cr:YSGG (2796nm) laser crystal (Erbium, Chromium doped Yttrium-Scandium-Gallium-Garnet) has the highest level of absorption in water molecules contained in human tissue. This absorption creates an expansion and vaporization of the water molecules causing a biological ablation of human tissue including teeth, dentin, bone, gum, skin and the eye).  For example, tooth enamel contains up to 5% water, dentin and bone contain up to 25% water, soft tissue (gum tissue and skin) contains up to 80% water, and the eye contains up to 90% water.
…through
the science of WaterLase!

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.

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Why BIOLASE WaterLase Technology in Dentistry?
Traditional high-speed drills work by FRICTION which creates HEAT which causes
PAIN.
This
PAIN necessitates injections of ANESTHESIA which results in PAIN and NUMB LIPS.  In addition, the lack of feeling from the numbing injections can lead to THERMAL DAMAGE which can lead to PULPAL DEATH and result in a ROOT CANAL.
The traditional high-speed drill also causes VIBRATION, which causes PAIN and leads to
MICROFRACTURES.  These MICROFRACTURES allow BACTERIA to penetrate the tooth which causes further DECAY and the FRACTURING of teeth.
High speed drills also require the use of BURS which even after autoclaving have a 15% chance of carrying pathogenic micro-organisms.  Needles and files can also carry bacteria.  That means in traditional dentistry the patient has a 1 in 6 chance of cross contamination.
WaterLase energy does not create heat or vibration so there is NO PAIN.  Further, the
WaterLase is bactericidal, antiviral and essentially eliminates the risk of cross contamination.

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Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 8

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Alternative and Advanced Hi-Tech Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the NEW WaterLase
iPlus is green.  This
red beam featured in
the previous
generation of
WaterLase products
does not cut the
tissue.  Tissue is cut
biologically, with
water at the
molecular level.
Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System:

The iPlus features an
intuitive, touch-based
computer screen,
similar to a tablet
personal computer.
It is designed to
allow for remote
servicing and
software upgrades.

More Dentists Taking Pains to Win Back Fearful Patients

Nearly one-quarter of all Americans avoid dentists because they're afraid, according to American Dental Association surveys. And the fear comes in many forms.

There's fear of pain, fear of needles, fear of drills, fear of blood, fear of gagging, fear of feeling helpless or having personal space violated, fear of being lectured for not brushing or flossing adequately and fear of being admonished for staying away so long.

"I even hate that sucky thing that vacuums up your saliva," says Carolyn Moody, a Bridgewater, N.J., mother of three who avoided dentists for 10 years. Now she makes sure to bring her iPod. "As soon as I hear that drill, even from another room, my fists clench, my body stiffens and my heart starts pounding," she adds.

Of course, delaying cleanings and checkups only compounds dental problems. Neglected plaque creates cavities; cavities can lead to root canals; root canals require crowns and eventually implants or dentures or worse, a mouthful of toothless gums. Some oral-health problems also send bacteria into the bloodstream, raising the risk of heart attack, diabetes and dementia.

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Alternative Dentistry is Less Frightening
•
There are 160,000 dentists currently serving a population of 300 million
Americans which means that 75 million Americans are avoiding dental care because of fear. This equates to an average of 470 patients per dentist!
•
Patients spend about $1,000 per year on dental care, meaning that U.S.
dentists are missing out on an average of $470,000 of potential revenue, every year.  If a dentist that adopts painless WaterLase Technology realizes only half of this potential, they could earn an additional $235,000 in annual revenue by just serving fearful patients.

Using the dental drill offers more of the same which is pain, local anesthetic, swelling, pain killers, micro-
fractures and cross contamination. WaterLase technology offers a biological solution with none of the downsides of traditional dentistry: NO drill, NO shot, NO pain, and NO cross contamination of bacteria or viruses.
According to the ADA, nearly 25% of all Americans avoid
dentists because they are afraid of dental drills and needles.

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WaterLase’s Amazing Return on Investment
• WaterLase technology enables traditional dentists to perform procedures that they currently refer out to specialists or WaterLase dentists, for example:
•
Gingivectomy = $160
•
Perio Treatment = $375
•
Hard-tissue Crown Lengthening = $520
•
Herpetic or Aphthous Ulcer = $308
•
Frenectomy = $355
• This equates to $250-$750 per day in additional revenue
• These procedures are easy to learn and training is included in the cost of the
WaterLase.
Monthly Lease Payment New Monthly Revenue Generated
Approx. $1,000 $5,000 – $15,000

A dentists’ return on
investment can be
between 500%
and 1,500%!

Dental Lasers: Possibilities and Benefits
Effects of Erbium,Chromium:YSGG Laser Irradiation on Canine Mandibular Bone
The Utility of the Fourth-Generation ErCr:
Treatment of the Contaminated Implant Surface Using the Er,Cr:YSGG Laser
Lasers in dentistry
Torus Removal with an Er,Cr:YSGG Laser
Bactericidal Effect of Different Laser Systems in the Deep Layers of Dentin
The Er,Cr:YSGG hydrokinetic laser system for dentistry – clinical applications

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Technology Supported by Scientific Data
Substantial Data:
•
The effectiveness of dental
lasers is proven and well
researched.
•
Clinical data and peer-
reviewed specialty journals
substantiate the effectiveness of
laser treatment in a wide variety
of procedures.

Columbia University in the City of New York

University of Pittsburgh

TUFTS

University of Washington

RWTH Aachen University

Loma Linda University

UCLA

Creighton University

明海大学 Meikai University

National & Kapodistrian University of Athens

Harvard

Universitat de Barcelona

New York University

The University of Utah

Temple University

Colorado University of Colorado at Boulder

The University of Oklahoma

University of the Pacific

The University of Tennessee UT

Arizona

Illinois

USC

University of Florida

Mount Sinai

Universitat de Barcelona

NSU Nova Southeastern University

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Some of the Dental Schools that are Teaching WaterLase Technology around the World PAGE 13

BIOLASE
TURBO

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WaterLase High Speed Cutting PAGE 14

BIOLASE

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WaterLase vs. Drill PAGE 15

PR Newswire
Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News

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1. Dental Health Magazine 2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  3. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  4. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with
Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.
Warning: Patients Urged to Ask their Dentists
About the Risk of Cross Contamination!
Studies indicate that cross contamination is a huge
threat
1,2,3,4
:
•
The CDC defines cross-contamination as the act of spreading
bacteria and viruses from one surface to another. Blood-borne viruses have the ability to live on objects and surfaces for as long as a week.
•
Even something as innocuous as the chain and holder that fastens a patient’s protective bib in place can contain 1,000 times more bacteria than disposable or sterilized chains.
•
Sterilization techniques used for the dental burs used with the high speed drill and endodontic files used in root canals are not 100%
effective.  This is a serious health threat for many people.

50X
200X
500X

0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

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Because NO Pain, NO Tissue Damage & NO Risk of Cross-Contamination:
WaterLase MD™ reduced E. faecalis 2.86
times more effectively than NaOCl³
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  2. Contaminated dental instruments:
Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with
Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002
Burs and Endo Files:
•
15% of “sterilized” burs and up to 76% of
“sterilized” endodontic files carry pathogenic
micro-organisms.
•
Complex and rugged bur surface difficult to
sterilize.
•
Autoclaving fails 15% of the time to completely
decontaminate burs
WaterLase Tips:
• Smooth tip surface does not harbor debris or
bacteria like abrasive surface of burs or files.
•
YSGG laser energy is bacteriacidal.
•
Single-use, disposable tips that work without
the need to contact tissue.  Also eliminates
accidental sticks with contaminated burs.
WaterLase Laser Technology Eliminates the Risk
of Cross Contamination and Contagion

2
1
3
1,

Award winning IP:
Recognized for innovation, leadership, and the development of numerous disruptive technologies, most notably the development of a new surgical system to cut human tissue in a biological and atraumatic way.
Received Astrum Award at MDB Capital’s 2011 Bright Lights Conference.
Strategy:
Currently working with highly regarded IP consulting company to analyze our patent families and determine those with the greatest potential:
–
Dentistry (including new lasers for hard and soft tissue, a laser toothbrush, flavored water)
–
Ophthalmology (including procedures for presbyopia, glaucoma, maxillofacial surgery)
–
Orthopedics and pain management (including use as a general surgical knife)
Internal development, licensing, and legal action against infringers.
Intellectual Property

•
•
•
•

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Current Status:
BIOLASE currently has 279 issued and pending patents, 70% of which are related to our core Er;Cr:YSGG technology and medical lasers.
Filing costs and maintenance are closely monitored. Funding for redundant patents and patents with a low-
probability for issuance are stopped.
Patent Portfolio
Issued Pending Total
U.S. 84 46 130
International 74 75 149
Total 158 122 279

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Current Line of BIOLASE Products
All-tissue dental lasers:
Our all-tissue lasers include our new flagship laser, the revolutionary
WaterLase iPlus, and the WaterLase MD Turbo.
Diode soft-tissue dental lasers:
Our soft tissue lasers include the ezLase total diode
solution, which offers power and portability, and the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls.
Medical:
The Diolase 10 offers high intensity laser therapy in the palm of your hand for pain management.
Digital Imaging:
We offer a full line of digital imaging equipment, including cone beam 3-D dental imaging and CAD/CAM digital dental impressions.

Patented laser toothbrush for Home Use
•
BIOLASE is currently developing a laser toothbrush for consumer home-use in connection with a license agreement with The Proctor and Gamble Company (“P&G”).
•
Research indicates that a laser toothbrush for home-use will whiten teeth, disinfect teeth and gums, bio-
stimulate teeth and gums, relieve pain, and perform photodynamic therapy.
•
No other product currently on the market can perform all of these functions.
Patented flavored and sterile water
•
Flavored for patient comfort.
•
Sterile for waterline disinfection of conventional dental chair equipment and lasers.
Soft-tissue lasers
•
BIOLASE is engineering a more powerful diode soft-tissue laser that will offer the user multiple wavelengths and power up to 40 watts.
Further Opportunities to Expand in Dentistry

With our patented WaterLase and diode technologies, we have created technological platforms that have the ability to extend far outside of dentistry. This expansion into new markets is a fundamental effort within BIOLASE. We expect to greatly expand our addressable markets in the coming years which, we believe, has the potential to substantially increase our revenues. Each of these potential markets represents a multi-
billion dollar opportunity.
Ophthalmology:
We currently hold 13 issued and 20 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage. Our patented technology has the capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia. Management has established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies.
Further Opportunities to Expand in Medicine

Podiatry:
We have found that our Diolase 10 technology is very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available. We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications over the next 12 months.
Aesthetics:
We have various FDA approvals for applications in dermatology, plastic surgery, and oculoplastics and are currently investigating options for entering these markets.
Pain Management:
We anticipate launching a new deep-tissue hand piece and upgraded laser for pain therapy in the near term which will coincide with a new marketing campaign.

Further Opportunities to Expand in Medicine (Continued)

How BIOLASE is positioned for a successful turnaround:
BIOLASE has a better organizational structure, better cost control, and more efficient & effective management than ever before.
The BIOLASE brand is currently known by over 80% of North American dentists and is growing internationally.
BIOLASE has the largest installed base of dental lasers which equates to recurring revenues from consumables, warranties, and service contracts.
BIOLASE has more products available than ever before.
BIOLASE has more clinical trials, more FDA approvals, and more patents and pending patents than ever before.
Foundation for a Successful Recovery

•
•
•
•
•

Hard-tissue
Soft-tissue

Hard-tissue
Soft-tissue

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How BIOLASE is Positioned in the Dental Market BIOLASE United States BIOLASE International Total: 12,500 Total: 5,500 Grand Total: 18,000 2,800 2,700 5,700 6,800 PAGE 25

Owning BIOLASE Means Owning the Hard Tissue Dental Laser Market… Source: Biolase Technology Licensing Reports PAGE 26 Biolase 80%

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…and the Overall Dental Laser Market. Biolase 45% Source: iData Research Inc. 2009 US Dental Laser Market: Hard & Soft Tissue PAGE 27

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Our Market Opportunity in Dentistry
BIOLASE’s global market opportunity is tremendous!
•
176,000 dentists in the US and Canada.
1
•
Over 1.2 million dentists in 134 countries.
2
•
18,000 systems in over 11,000 practices.
•
Every 1% of further market penetration is equal to an
opportunity of well over $600 million, including
consumables.
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
such as China, India, and Indonesia.
18,000
3
systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 17,300 BIOLASE systems sold.

Our current market penetration is approximately
3% in the United States and slightly less than 1%
internationally!

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Incredible Opportunity in Emerging Markets
North America
176,000 dentists
1 dentist / 1,900 population
Western Europe
240,000 dentists
1 dentist / 1,800 population
Latin America
298,000 dentists
1 dentist / 5,600 population
Eastern Europe
120,000 dentists
1 dentist / 4,000 population
Middle East
19,000 dentists
1 dentist / 3,100 population
India
35,000 dentists
1 dentist / 33,900 population
China
16,000 dentists
1 dentist / 82,300 population
Rest of Asia
43,000 dentists
1 dentist / 14,000 population
Worldwide Total
1,200,000 dentists
1. World Federation of Dentistry
Practicing Dentists
1
Japan
63,000 dentists
1 dentist / 2,000 population

BIOLASE Europe
BIOLASE

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BIOLASE is the Global Leader in Dental Lasers:
•
Over 18,000 laser systems sold to over 11,000 dental
practices in over 50  countries worldwide.
•
We have over 170 employees worldwide
•
We also have training facilities in Charlotte, NC, St.
Louis, MO, and Irvine, CA.
BIOLASE Technology, Inc. Today
Company Headquarters in Irvine, California

•
We have sales offices in the U.S., Floss
(Germany), Madrid (Spain), Shanghai (China),
and Mumbai (India), with expansion planned
in Dubai (UAE), and Rio de Janero (Brazil).
BIOLASE Europe in Floss, Germany

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Operations
•
Our 57,000 sq. ft. facility houses administrative, sales,
marketing, customer care, training, R&D and manufacturing.
Our Irvine facility can accommodate growth to $250 million.
•
We are ISO 9001 certified and FDA GMP with clean room
operations.  We also have manufacturing capabilities in
Floss, Germany.

•
Nearly 100% of our components and subassemblies
are manufactured in our facility and/or the U.S.
•
We have a highly skilled R&D team with extensive
medical device and laser development expertise.
We are highly focused in improving and extending
our dental and medical product portfolio.
Manufacturing and Research & Development

Recent Developments
Ophthalmology:
In June 2011, BIOLASE entered into an agreement with Daniel S. Durrie, M.D., an internationally recognized refractive surgeon, to serve as BIOLASE’s primary ophthalmic expert resource and partner with management to oversee the development and execution of our clinical studies and consult on ophthalmic applications for our intellectual property portfolio. Dr. Durrie has been recognized as one of the Top
Ten Refractive Surgeons in America and one of the Fifty Most Influential Ophthalmologists in the
World.
He will
also assist with the formation of a new Advisory board for OCULASE, BIOLASE’s new ophthalmology company, asssist in recruiting members and serve as the inaugural chairman.  Dr. Durrie agreed to options to acquire
75,000 shares of BIOLASE’s common stock in lieu of cash compensation.
Asian Offices:
In June 2011, BIOLASE officially opened BIOLASE Technology Asia Pacific, its Asian headquarters, in Shanghai, China, and a direct sales and service office, BIOLASE India Private Limited, in
Mumbai, India.
Digital Imaging Sales: At the end of the second quarter, BIOLASE received its first orders for its state of the art dental imaging devices for delivery in the third quarter.

Recent Developments (continued)
Legal Settlement:
In June 2011, BIOLASE reached a final settlement with Philips Electronics (NYSE:PHG)
and Discus Dental LLC, regarding the litigation that Discus brought against BIOLASE in 2010 (Discus was subsequently acquired by Philips). In the litigation, Discus asserted various claims that BIOLASE's iLase™
personal laser infringed Discus' design patent.  All of Discus' and Philips' claims against BIOLASE were completely dropped and dismissed in their entirety with prejudice.
Direct Sales in Germany:
BIOLASE has regained the ability to sell direct or through other distributors from Henry Schein Inc. (NASDAQ: HSIC) for all of its international territories and has announced plans to expand BIOLASE Europe, GMBH, to now include a direct sales force, along with service and support operations, for the German market.
Additions to the Management Team: BIOLASE has recently hired Richard Whipp as Director of Operations and Ehab Esmail as Vice President of Global Regulatory, Quality and Clinical Affairs.
Private Placement: In June 2011, BIOLASE raised $9 million from institutional investors in a private placement through the sale of 1.6 million shares of common stock and 812,000 warrants.

Net Sales
Guidance
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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0.5
1.0
Chart & Financial History
20
15
10
5
BLTI
SHARE
PRICE
1994-2006 Pignatelli
Chairman of the Board
Exclusive distribution partnership with
Henry Schein Aug 2006–Aug 2010
Aug 2010-Present
Pignatelli CEO &
Board Chairman
1998  FDA
Clearance
WaterLase

UBS

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BIOLASE Technology, Inc. Federico Pignatelli, Chairman, CEO & President UBS 13 th Annual Global Life Sciences Conference September 19-21, 2011, New York City NASDAQ: BLTI www.biolase.com